                                                              EXHIBIT 10.2(b)(2)
                                                              -----------------

   FORM OF NON-QUALIFIED STOCK OPTION AND REPURCHASE AGREEMENT, AS AMENDED
   -----------------------------------------------------------------------
                              EKCO GROUP, INC.
                              ----------------

            AGREEMENT made as of the [DATE] (the "Grant Date"), between Ekco Group, Inc. (the "Company"), a Delaware corporation having a principal place of business in Nashua, New Hampshire, and [NAME AND ADDRESS OF EMPLOYEE], an employee of the Company (the "Employee");

            WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock of a par value of $.01 a share (the "Shares") under and for the purposes of the Company's 1987 Stock Option Plan, as amended (the "Plan") pursuant to Article XII thereof as a non-qualified stock option;

            WHEREAS, the Company and the Employee understand and agree that any terms used herein have the same meanings as in the Plan;

            NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

        1.  GRANT OF OPTION
            ---------------

            The Company hereby grants to the Employee the right and option to purchase at one time or from time to time all or any part of an aggregate of [NUMBER OF SHARES GRANTED] (______) Shares, subject to adjustment as provided in the Plan, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

        2.  PURCHASE PRICE
            --------------

            The purchase price of the Shares covered by this Option shall be [PURCHASE PRICE] ($____) per Share, subject to adjustment as provided in the Plan (the "Purchase Price").

        3.  EXERCISE OF OPTION
            ------------------

            (a) The Option granted hereby shall be exercisable immediately, within the term set forth in Section 4 below, subject to the provisions of this Agreement.

            (b) Notwithstanding the provisions of the foregoing Subsection (a) and except as otherwise provided herein or in the Plan, if the Employee ceases to be an employee of the Company or of an Affiliate for any reason, then if such termination occurs:

                (i) during the period on or after the Grant Date and
            before the date which is twelve months thereafter (the "First Anniversary Date") and the Employee has theretofore exercised this Option for any Shares, then the Company may purchase any or all of those Shares from the Employee at the price paid by the Employee upon exercise;

                (ii) during the period on or after the First Anniversary Date and before the date which is twelve months thereafter (the "Second Anniversary Date") and the Employee has theretofore exercised this Option for more than [ONE THIRD OF THE NUMBER OF SHARES GRANTED] (___)

            Shares, then the Company may purchase from the Employee up to that number of Shares equal to the amount by which the number of Shares purchased by the Employee pursuant to this Option exceeds [ONE THIRD OF THE NUMBER OF SHARES GRANTED] (____) Shares at the price paid by the Employee upon exercise; or

                (iii) during the period on or after the Second Anniversary Date and before the date which is twelve months thereafter (the "Third Anniversary Date") and the Employee has theretofore exercised this Option for more than [TWO THIRDS OF THE NUMBER OF SHARES GRANTED] (____) Shares, then the Company may purchase from the Employee up to that number of Shares equal to the amount by which the number of Shares purchased by the Employee pursuant to this Option exceeds [TWO THIRDS OF THE NUMBER OF SHARES GRANTED] (____) Shares at the price paid by the Employee upon exercise.

                 Notwithstanding the foregoing, in the event the Employee's employment shall terminate as a result of death or Disability, the Purchase Option (as hereinbelow defined) shall cease and terminate.

                 The right of the Company to purchase Shares pursuant to this Subsection 3(b) is hereinafter referred to as the "Purchase Option" and such Shares are hereinafter referred to as the "Purchase Stock."

            (c) Notwithstanding the foregoing Subsection (b), but subject to the other provisions hereof, the Purchase Option shall cease and terminate in the event of, and immediately upon, a Change of Control that occurs at any time before the Employee has ceased to be an employee of the Company or of an Affiliate UNLESS SUCH CHANGE OF CONTROL SHALL HAVE BEEN APPROVED BY A
RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY WITH AT LEAST TWO-THIRDS (2/3) OF THE THEN SERVING COMPANY DIRECTORS WHO ARE COMPANY
DIRECTORS AS OF THE DATE HEREOF VOTING IN FAVOR. As used herein, a "Change of Control" shall be deemed to have occurred (i) if any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended [THE "1934 ACT"]), other than the Company or any employee stock plan of the Company, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of outstanding Shares of the Company; or (ii) ten (10) days following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by any "person" of fifteen percent (15%) or more of the Shares of the Company, provided, however, that at the conclusion of such ten (10) day period such person has not discontinued or rescinded his intention to make such a tender or exchange offer, or (iii) if during any consecutive twelve (12) month period beginning on or after the date on which this Agreement is executed individuals who at the beginning of such period were directors of the Company cease, for any reason, to constitute at least a majority of the Board of Directors of the Company; or (iv) if a merger of, or consolidation involving, the Company in which the Company's stock is converted into securities of another corporation or into cash shall be consummated, or a plan of complete liquidation of the Company (whether or not in connection with a sale of all or substantially all of the Company's assets) shall be adopted and consummated, or substantially all of the Company's operating assets are sold (whether or not a plan of liquidation shall be adopted or a liquidation occurs), excluding in each case a transaction solely for the purpose of reincorporating the Company in a different jurisdiction or recapitalizing the Company's stock.

        4.  TERM OF OPTION
            --------------

        (a) This Option shall terminate ten (10) years and one (1) month from the Grant Date of this Option, but shall be subject to earlier termination as provided herein or in the Plan.

        (b) If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than death or Disability or termination by the Employee's employer for cause), then this Option may be exercised (subject to the provisions herein and in the Plan regarding exercise of the Option) but only within six (6) months and one (1) day after the date on which the Employee ceases to be an employee, or within ten (10) years from the granting of this Option, whichever is earlier, and may not be exercised thereafter. Immediately upon the Employee's ceasing to be an employee as aforesaid, this Option shall cease to be exercisable by the Employee as to those Shares, if any, which if purchased immediately following such termination would be subject to the Company's Purchase Option.

            The provisions of this Subsection (b), and not the provisions of Subsection (c) and (d) below, shall apply to the Employee if the Employee subsequently becomes Disabled or dies after the Employee's termination of employment; however, in the case of the Employee's death which occurs within the six (6) months and one (1) day following the termination of employment, the Employee's Survivors may exercise this Option within six (6) months after the date of the Employee's death, but in no event beyond the originally prescribed term hereof.

        (c) In the event of the Disability of the Employee (as determined by the 1987 Stock Option Plan Committee of the Company, and as to the fact and date of which the Employee is notified by that Committee in writing), this Option shall be exercisable within (1) year after the date of such Disability or, if earlier, the term originally prescribed by this Agreement.

        (d) In the event of the death of the Employee while an employee of the Company or of an Affiliate, this Option may be exercised only by the Employee's legal representatives and/or any person or persons who acquired the Employee's rights to this Option by will or by the laws of descent and distribution.

            The Company shall use reasonable efforts to notify the Employee's legal representative, if known, or his or her next of kin or other persons likely to know his or her legal representative, promptly after the date of death of the existence of this Option. Any failure by the Company to give such notice will not extend the period of time during which this Option may be exercised or otherwise entitle the holder to any greater rights than stated in this Agreement or in the Plan. This Option must be exercised, if at all, within one (1) year after the date of death of the Employee, or, if earlier, within the originally prescribed term of this Option.

        (e) In the event the Employee's employment is terminated by the Employee's employer for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate.

        5.  NON-ASSIGNABILITY
            -----------------

            This Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Employee's lifetime, only by the Employee (or by the Employee's duly appointed legal representative). This Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of this Option or of any rights granted hereunder contrary to the provisions of this Section 5, or the levy of any attachment or similar process upon this Option or such rights, shall be null and void.

        6.  EXERCISE OF OPTION AND ISSUE OF SHARES
            --------------------------------------

            This Option may be exercised, in whole or in part, at one time or from time to time (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company. Such written notice shall be signed by the person exercising this Option, shall state the number of Shares with respect to which this Option is being exercised, shall contain any warranty required by Section 7 below, and shall otherwise comply with the terms and conditions of this Agreement and the Plan. Such notice must be received by the Company within the relevant exercise period specified in Section 4 of this Agreement. Such notice shall either: (i) be accompanied by payment of the full purchase price of such Shares, in which event the Company, subject to the provisions of Section 7, shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, or (ii) fix a date (not less than five nor more than ten business days after such notice shall be received by the Company, which date must be within the relevant exercise period specified in Section 4 of this Agreement) for the payment of the full purchase price of such Shares against delivery subject to the provisions of Section 7, of a certificate or certificates representing such Shares. Payment of such purchase price shall, in either case, be made by check payable to the order of the Company, or in such other manner as the Committee shall permit. The certificate or certificates for the Shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option and shall be delivered as provided above to the person or persons exercising this Option. All Shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

            The Employee agrees to pay to the Company upon exercise of this Option that amount which is equal to the amount the Company is required to withhold as a result of such exercise.

            The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him or her with respect to this Option or the shares issuable pursuant to this Option shall be the responsibility of the holder. The holder of this Option shall have rights as a shareholder only with respect to any Shares covered by this Option after due exercise of this Option and tender of the full exercise price for the Shares being purchased pursuant to such exercise. Pursuant to the Plan, the Company shall make deliver of the Shares against payment of the Option price therefor.

        7.  PURCHASE FOR INVESTMENT
            -----------------------

            Unless the offering and sale of the Shares to be issued upon the particular exercise of this Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (i) The person(s) who exercise this Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall in substantially the following form be endorsed upon the certificate(s) evidencing the option Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

         (ii) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any reasonable action or obtaining of any consent, which the Company deems reasonably necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         8.  RESTRICTIONS ON TRANSFER OF SHARES; DETAILS OF THE PURCHASE OPTION
             ------------------------------------------------------------------

         (a) Any Shares which are subject to the Purchase Option shall not be transferred by the Employee except as permitted herein. Until the termination of this Agreement, the Shares which are subject to the Purchase Option may not be transferred by the Employee unless and until the transferee agrees, in a form satisfactory to the Company, to be bound by this Agreement and to sell any transferred Shares to the Company as herein provided.

         (b) In the event the Company shall be entitled to elect to exercise the Purchase Option, the Company shall be deemed to have made such election with respect to all Shares which are Purchase Stock, unless it shall have given to the Employee written notice of its non-election to exercise the Purchase Option, in whole or in part, within ninety (90) days of the date of the event entitling the Company to exercise the Purchase Option. If the Company shall have given the Employee written notice of its election to exercise the Purchase Option in part, any remaining Shares subject to the Purchase Option hereunder shall thenceforth no longer be subject to the Purchase Option, except as such notice may otherwise provide.

         (c) In the event the Company shall be entitled to and shall have determined to elect to exercise the Purchase Option, it shall give to the Employee a written notice specifying a date for the Closing, which date shall be not more than ten (10) business days after the giving of such notice. The Closing shall take place at the Company's principal offices in New Hampshire, or such other location as the Company may reasonably designate in such notice. If the Company shall be deemed to have elected to exercise the Purchase Option by virtue of the provisions of Subsection (b) above, the Closing will take place on the tenth business day after the ninety (90) day period described in Subsection (b) above.

         (d) At the Closing, the Employee shall deliver the Purchase Stock being purchased by the Company against the simultaneous delivery to the Employee of the purchase price (by certified or bank cashier's check or in such other form as mutually agreed to) for the number of shares of the Purchase Stock then being purchased. In the event that the Employee fails so to deliver the shares of Purchase Stock to be purchased, the Company may elect (a) to establish a segregated account in the amount of the Purchase Price, such account to be turned over to the Employee upon delivery of such shares of Purchase Stock, and
(b) immediately to take such action as is appropriate to transfer record title of such of the Purchase Stock from the Employee to the Company and to treat the Employee and such shares of the Purchase Stock in all respects as if delivery of such shares of the Purchase Stock had been made as required by this Agreement. The Employee hereby irrevocably grants the Company a power of attorney for the purpose of effectuating the preceding sentence.

         (e) If the Company shall pay a stock dividend or declare a stock split on or with respect to any of the Company's common stock, $.01 par value (the "Common Stock"), or otherwise distribute securities of the Company to the holders of its Common Stock, whether before or after the exercise of this Option, the number of shares of stock or other securities of the Company issued with respect to the Purchase Stock then subject to the Purchase Option shall be added to the Purchase Stock then subject to the Purchase Option without any change in the aggregate purchase price. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation distributed with respect to the Purchase Stock then subject to the Purchase Option shall be added to the Purchase Stock covered by the Purchase Option without any change in the aggregate purchase price. Without limiting the generality of the foregoing, the Employee shall be entitled to retain any and all cash dividends paid by the Company on the Shares.

         (f) If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to any capital reorganization, whether before or after the exercise of this Option, there shall be substituted for the Purchase Stock then covered by the Purchase Option such amount and kind of securities as are issued in such subdivision, combination, reclassification, or capital reorganization in respect of the Purchase Stock subject to the Purchase Option immediately prior thereto, without any change in the aggregate purchase price.

         (g) If the Company shall be completely liquidated, then the Purchase Option shall cease and terminate as of the date of such liquidation and the Employee shall hold the Shares free of the Purchase Option.

         (h) The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been sold, assigned or otherwise transferred, from and after any sale, assignment or transfer of any Shares made in violation of this Agreement.

         (i) All certificates representing any Shares to be issued to the Employee pursuant to the exercise of this Option which are subject to the Purchase Option shall have endorsed thereon a legend substantially as follows:

         "The shares represented by this certificate are subject to a Stock Option and Repurchase Agreement dated as of February 6, 1996 between the Corporation and [NAME OF EMPLOYEE], a copy of which Agreement is available for inspection at the principal offices of the Company or will be made available without charge upon request."

         (j) This Agreement shall not restrict the transfer by the Employee of shares, if any, which are not acquired pursuant to the exercise of this Option or which are not, or cease to be, subject to the Purchase Option in accordance with the terms hereof, except as otherwise provided in Section 7 hereof.

         9.  REGISTRATION RIGHTS
             -------------------

         (a) In the event that the Company has an effective registration statement covering the sale and resale of securities issued pursuant to the Plan, then the Employee agrees to sign a waiver in substantially the following form:

         "For so long as a registration statement under the Securities Act of 1933, as amended, is in effect covering the sale and resale of securities issued pursuant to the 1987 Stock Option Plan of Ekco Group, Inc. (the "Company"), the undersigned Employee waives his/her rights to require the Company to file a registration statement pursuant to
         Section 9 of the Non-Qualified Stock Option and Repurchase Agreement dated as of [DATE], between the undersigned Employee and the Company."

         (b) The Employee acknowledges that option agreements have been executed by the Company with [NO. OF EMPLOYEES] (____) other employees of the Company and its Affiliates and [NO. OF OUTSIDE DIRECTORS] (____) Outside Directors of the Company and may be executed with other employees and Directors (collectively "Other Holders"), each containing or to contain a section substantially identical to this Section 9. Subject to the terms hereinafter set forth, at any time after the Grant Date, the holder shall have the right, by written notice to the Company, to require the Company to file and use its best efforts to cause to become effective a registration statement under the Securities Act of 1933, as amended (the "Act") on Form S-8, Form S-2 or Form S-3 or other like form, if available, covering such number of Shares acquired or to be acquired prior to the effective date of such registration statement, subject to the limitations that (i) the Company shall be required to file no more than an aggregate of two
(2) registration statements pursuant to such notices and/or pursuant to notices received from Other Holders, and (ii) if, in the opinion of counsel to the Company, the holder can then sell, subject to such limitations as to the number of Shares which may be sold as may be imposed by Rule 144 under the Act or any successor rule, Shares requested to be included in any such registration statement, without such registration, the Company need not so register such Shares. In no event will the Company be required to register Shares which are subject to the Purchase Option. The Company agrees to promptly notify a holder in the event that it receives a notice from any of the Other Holders requiring it to file a registration statement and to permit the holder to require the Company to include Shares owned by the holder in such registration statement, subject to the limitations set forth above.

         (c)  In connection with any registration statement pursuant to this

Section 9:

         (i) the holder will furnish to the Company in writing such appropriate information as the Company, or the Securities and Exchange Commission (the "Commission") or any other regulatory authority may request;

         (ii) the holder agrees to execute, deliver and/or file with or supply to the Company, the Commission, any underwriters and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements necessary to carry out the provisions of the registration agreements contained in this Agreement and/or to effect the registration or qualification of the Shares under the Act and/or any of the laws and regulations of any state or governmental instrumentality;

         (iii) the Company will furnish to the holder of Shares included in the registration statement such number of copies of such prospectus (including each preliminary, amended or supplemental prospectus) as the holder may reasonably request; and

         (iv) in the event an offering of securities by the Company is pending, the Company shall have the right to require that the holder delay any offering of Shares for a period of ninety (90) days after the effective date of such pending offering (upon the Company's having first delivered to the holder the written opinion of its principal underwriter, or if there be none, then from an officer of the Company based upon a good faith resolution of the Board of Directors to the effect that the offering of such Shares will have an adverse effect on the marketing of such pending offering).

         (d) The Company will pay all its out-of-pocket expenses and disbursements in connection with any registration statement filed under this
Section 9, including, without limitation, printing expenses, fees of the Company's counsel and auditors, registration fees, Blue Sky fees and similar costs to the extent permitted by state and regulatory authorities.

         (e) The Company will be obligated to keep any registration statement filed by it under this Section 9 effective under the Act for a period of ninety
(90) days after the actual effective date of such registration statement and to prepare and file such supplements and amendments necessary to maintain an effective registration statement for such period. As a condition to the Company's obligation under this Subsection (e), the holder will execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Act.

         (f) The Company will use its best efforts to register or qualify the Shares covered by a registration statement filed pursuant hereto under such securities or Blue Sky laws in such jurisdictions within the United States as the holder may reasonably request, provided, however, that the Company reserves the right, in its sole discretion, not to register or qualify such stock in any jurisdiction where such stock does not meet with the requirements of such jurisdiction or where the Company is required to qualify as a foreign corporation to do business in such jurisdiction and is not so qualified therein or is required to file any general consent to service of process.

         (g) In the event that a holder has not sold all of his or her Shares on or prior to the expiration of the period specified in Subsection (e) above, the holder hereby agrees that the Company may deregister by post-effective amendment any of his or her Shares covered by the registration statement or notification but not sold on or prior to such date. The Company agrees that it will notify the holder of the filing and effective date of such post-effective amendment.

         (h) The holder agrees that upon notification by the Company that the prospectus in respect to any public offering covered by the provisions hereof is in need of revision, the holder will immediately upon receipt of such notification (i) cease to offer or sell any securities of the Company which must be accompanied by such prospectus; (ii) return to the Company all such prospectuses in the hands of the holder; and (iii) not offer or sell any securities of the Company until the holder has been provided with a current prospectus and the Company has given the holder notification permitting the holder to resume offers and sales.

         10.  HOLDING PERIOD APPLICABLE TO PERSONS SUBJECT TO SECTION 16 OF THE
              -----------------------------------------------------------------
SECURITIES EXCHANGE ACT OF 1934
-------------------------------

              IF THE PARTICIPANT TO WHOM THE OPTION HAS BEEN GRANTED
PURSUANT TO THIS AGREEMENT IS SUBJECT TO SECTION 16 OF THE 1934 ACT, SECTION 16 REQUIRES THAT AT LEAST SIX (6) MONTHS MUST ELAPSE FROM THE DATE OF GRANT OF THE OPTION TO THE DATE OF DISPOSITION OF THE SHARES.

         11.  NOTICES
              -------

              Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         To the Company:   Ekco Group, Inc.
                           98 Spit Brook Road
                           Nashua, New Hampshire 03062
                           Attention: Associate General Counsel

         To the Employee:  To Employee's last address in the records of the
                           Company

or to such other address as either party furnishes to the other by like notice. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

         12.  GOVERNING LAW
              -------------

               This Agreement shall be construed and enforced in accordance with the law of the State of New Hampshire, except to the extent the law of the State of Delaware may be applicable.

         13.  BENEFIT OF AGREEMENT
              --------------------

               This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, legal representatives and successors of the parties hereto, subject to the provisions of Section 5 above.

               IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and delivered by its duly authorized officer and its corporate seal to be hereunto affixed and the Employee has hereunto set his or her hand and seal all as of the day and year first above written in duplicate originals.

                               EKCO GROUP, INC.

[SEAL]

                               By
                                  ------------------------------
                               Title
                                    ----------------------------


                               ---------------------------------
                                           EMPLOYEE


                               EKCO GROUP, INC.
                                 SCHEDULE TO
   FORM OF NON-QUALIFIED STOCK OPTION AND REPURCHASE AGREEMENT, AS AMENDED

         Each of the following employees and former employees of the Company has the following Non-Qualified Stock Option and Repurchase Agreements with the Company which cover the following shares of the Company's Common Stock pursuant to the Company's 1987 Stock Option Plan which agreements are identical in form to the foregoing Form of Non-Qualified Stock Option and Repurchase Agreement, as amended:

                                                              No. of
                                                              Shares            Exercise
Name and Position                   Grant Date                Granted           Price
-----------------                   ----------                -------           --------
Robert Stein                         06/22/88                 134,000           $ 2.1250
President & Chief                    01/18/90                  69,000           $ 2.5625
Executive Officer                    01/13/92                  77,000           $10.0625
                                     01/19/93                 120,000           $11.3125
                                     01/24/94                  75,000           $ 7.4375
                                     01/03/95                  66,359           $ 6.5000
                                     02/06/98                  66,359           $ 5.9375

Jeffrey A. Weinstein                 06/22/88                  80,000           $ 2.1250
Executive Vice Presid-               01/18/90                  22,000           $ 2.5625
dent, Secretary &                    01/03/95                  16,491           $ 6.5000
General Counsel                      02/06/96                  16,491           $ 5.9375

Donato A. DeNovellis                 07/14/93                  30,000           $10.0625
Executive Vice Presi-                01/24/94                  20,000           $ 7.4375
dent, Finance & Admi-                01/03/95                  24,538           $ 6.5000
nistration, & Chief                  02/06/96                  24,538           $ 5.9375
Financial Officer

Brian R. McQuesten                   06/22/88                  50,000           $ 2.1250
Vice President &                     01/18/90                   8,500           $ 2.5625
Controller                           01/13/92                   9,500           $10.0625
                                     01/19/93                  10,000           $11.3125
                                     01/24/94                   8,500           $ 7.4375
                                     01/03/95                   6,992           $ 6.5000
                                     02/06/96                   8,401           $ 5.9375

Stuart B. Cohen                      06/13/95                   7,161           $ 6.0625
Vice President, Strate-              02/06/96                  12,847           $ 5.9375
gic Planning & Busines
Development

John T. Haran                        02/06/96                   9,295           $ 5.9375
Vice President &
Treasurer

Linda R. Millman                     02/06/96                   3,000           $ 5.9375
Associate General
Counsel & Asst.
Secretary



Neil R. Gordon                       06/22/88                  40,000           $ 2.1250
Former Executive                     01/18/90                   8,500           $ 2.5625
Officer                              01/13/92                   9,500           $10.0625
                                     01/19/93                   9,000           $11.3125
                                     01/24/94                   8,500           $ 7.4375
                                     01/03/95                   5,937           $ 6.5000

Richard J. Corbin                    01/03/95                  29,288           $ 6.5000
Former Executive
Officer

Ronald N. Fox                        01/13/92                  27,500           $10.0625
Former Executive                     01/19/93                  60,000           $11.3125
Officer                              01/24/94                  16,000           $ 7.4375
